Offerings - Offering: 1	Jan. 14, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 4,041,093.60
Fee Rate	0.01531%
Amount of Registration Fee	$ 618.69
Offering Note	_______________________ (a) Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 43,128 shares of common stock (2.5% of the shares of common stock outstanding as of December 31, 2024, rounded to the nearest whole share) based upon a price of $93.70 (the net asset value per-share as of September 30, 2024). (b) Calculated at .00015310% of the Transaction Valuation.